EXHIBIT 23(f)


                       CONSENT OF INDEPENDENT ACCOUNTANTS




         We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-4 (No. 333-01829) of HUBCO, Inc. of our report dated January 25, 1996, which appears on page 45 of Hometown Bancorporation, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1995. We also consent to the reference to us under the heading "Experts" is such Prospectus.


                                             PRICE WATERHOUSE L.L.P.




New York, New York
May 1, 1996